SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: November 16, 2004
(Date of Earliest Event Reported)

TARRAGON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	0-8003 (Commission File No.)	94-2432628 (I.R.S. Employer Identification No.)

1775 Broadway, 23rd Floor
New York, New York 10019

(Address of principal executive offices)

212-949-5000

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On November 16, 2004, Tarragon Corporation (“Tarragon” or the “Registrant”) announced it planned to offer up to $12,000,000 in aggregate principal amount of Senior Convertible Notes Due September 16, 2009, through a private placement to Qualified Institutional Buyers in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes to be offered are identical (and as follow-on offering) to the $50,000,000 in aggregate principal amount Tarragon sold in September 2004 and will be treated as a single class.

     Tarragon intends to use the proceeds from the offering for general corporate purposes, including working capital and investment in projects currently in the development pipeline. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following is filed herewith as an exhibit or incorporated by referenced indicated below:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated November 16, 2004.

*Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2004	TARRAGON CORPORATION
	By:	/s/ Erin D. Pickens
Erin D. Pickens, Executive Vice
President and Chief Financial Officer